UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 28, 2007

(Date of earliest event reported:  February 26, 2007)

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Kansas	1-6446	48-0290000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into A Material Definitive Agreement.

On February 26, 2007, Kinder Morgan, Inc. ("KMI"), 3211953 Nova Scotia Company, a subsidiary of KMI, and Fortis Inc. ("Fortis"), entered into an Acquisition Agreement (the "Agreement").  Pursuant to the terms of the Agreement, KMI and its subsidiary sold Terasen Inc. to Fortis.  The principal assets of Terasen Inc. are Terasen Gas Inc. and Terasen Gas (Vancouver Island Inc., comprising a large regulated distribution business that delivers natural gas and piped propane to customers in British Columbia.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 1.01 and incorporated herein by reference.

The Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the parties to the Agreement.  The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement, were made only as of specific dates, were solely for the benefit to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risks between the parties to the Agreement if those statements prove to be inaccurate, instead of establishing these matters as facts, and may apply standards of materiality in a way that is different from what may be viewed as material to investors.  Investors are not third-party beneficiaries under the Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties to the Agreement or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the public disclosures of any contracting party.

Item 7.01  Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

A press release, in the form filed as Exhibit 99.1 hereto, was issued concerning the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

	1.01	Acquisition Agreement, dated as of February 26, 2007, by and among Kinder Morgan, Inc., 3211953 Nova Scotia Company and Fortis Inc.

	99.1	Press Release, dated February 26, 2007.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: February 28, 2007	By:	/s/ Joseph Listengart
Joseph Listengart
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

1.01	Acquisition Agreement, dated as of February 26, 2007, by and among Kinder Morgan, Inc., 3211953 Nova Scotia Company and Fortis Inc.

99.1	Press Release, dated February 26, 2007.